Exhibit 10.4

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT dated as of December 22, 2014 (herein referred to as the “Guaranty Agreement”) is from TECHPRECISION CORPORATION, a Delaware corporation having an  address of 3477 Corporate Parkway, Suite 140, Center Valley, Pennsylvania 18034 (herein, together with heirs, administrators, representatives, executors, successors and assigns, referred to as “Guarantor”) to REVERE HIGH YIELD FUND, LP, a Delaware limited partnership (herein, together with its successors and assigns, referred to as “Lender”).

PRELIMINARY STATEMENT

A.
Ranor, Inc., a Delaware corporation (the “Borrower”) entered into that certain Term Loan and Security Agreement dated the date hereof with the Lender (as amended from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to make a loan in the maximum principal amount of $1,500,000.00 affecting certain real estate and improvements held by Borrower located in Westminster, Massachusetts (the “Premises”), and a loan in the maximum principal amount of $750,000.00 (collectively, the “Loan”), which Loan is evidenced by a Term Note of even date herewith from Borrower to Lender, in the face amount of $1,500,000.00 and a Term Note of even date herewith  from Borrower to Lender in the face amount of $750,000.00 (as may from time to time be amended, extended, renewed and supplemented, collectively, the “Note”).

B.
The indebtedness evidenced by the Note is secured by, inter alia, the Loan Agreement and a Mortgage Deed, Assignment of Leases  and Rents, Security Agreement and Fixture Filing of even date herewith from Borrower to Lender (as may be amended and supplemented, the “Mortgage”).

C.
As further security for the payment of the indebtedness evidenced by the Note and in order to induce Lender to make the Loan, Guarantor is willing to enter into and deliver this Guaranty Agreement. Guarantor acknowledges that Lender has refused to make the Loan without this Guaranty Agreement.

D.	This Guaranty Agreement, the Note, the Mortgage, and any other documents or instruments evidencing or securing the Note shall be herein referred to as the “Loan Documents.”

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is  hereby acknowledged, Guarantor does hereby, jointly and severally, covenant and agree with Lender as follows:

ARTICLE I
REPRESENTATIONS AND WARRANTIES OF GUARANTOR

SECTION 1.1.                                REPRESENTATIONS AND WARRANTIES.

Guarantor does hereby represent and warrant as follows:

(a)	This Guaranty Agreement has been duly authorized, executed and delivered by Guarantor;

(b)
There are no undisclosed actions, suits, or proceedings pending or, to the best of Guarantor’s knowledge, threatened against Guarantor in any court or before any Federal, state, municipal or other governmental department or commission, board, bureau, agency or instrumentality which if adversely determined will affect the transactions contemplated by this Guaranty Agreement or materially adversely affect Guarantor’s ability to perform Guarantor’s obligations hereunder;

(c)	The Loan will result in a direct financial benefit to Borrower and to Guarantor;

(d)
With regard to any and all balance sheets, net worth statements and other financial statements and data which have heretofore been given to Lender with respect to Guarantor, Guarantor affirms that such statement fairly and accurately represents the financial condition of Guarantor as of the date of such statements, and, since such date, there has been no material adverse change in the financial condition of Guarantor; and

(e)
(i) there are no undisclosed material claims or demands pending against, or to the knowledge of Guarantor threatened against Guarantor or any of Guarantor’s assets which, if adversely decided, would affect the Guarantor’s ability to perform the obligations hereunder, (ii) Guarantor is not in breach or default of any obligation to pay money that would affect the Guarantor's ability to perform the obligations hereunder, and (iii) no event (including specifically Guarantor’s execution and delivery of this Guaranty Agreement) has occurred that would affect the Guarantor's ability to perform the obligations hereunder, and which, with or without the lapse of time or action by a third party, constitutes or could constitute a material breach or material default under any document evidencing or securing any obligation to pay money or under any other contract or agreement to which Guarantor is a party.

ARTICLE II
PAYMENT AND PERFORMANCE GUARANTY

SECTION 2.1.                                 GUARANTY.

Guarantor hereby irrevocably, unconditionally and absolutely guarantees to Lender, and Lender’s successors and assigns, the due and prompt payment, and not just the collectability, of the principal of, and interest and late charges, escrow payments and all other indebtedness and indemnification, if any, under any of the Loan Documents when due, whether at  maturity, pursuant to mandatory or optional prepayments, by acceleration, indemnification or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of, the Note and the other Loan Documents.

Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by Borrower of all duties, agreements and obligations of Borrower contained in the Note and the other Loan Documents, and the due and prompt payment of all costs incurred, including reasonable attorneys’ and paralegals’ fees and costs (including, without limitation, fees and costs incurred in litigation, mediation, arbitration, administrative and bankruptcy proceedings, and appeals therefrom), in enforcing the payment and performance of the Note and the other Loan Documents and this Guaranty Agreement.

The payment and performance of the items set forth in this Section 2.1 are hereinafter collectively referred to as the “Indebtedness Guaranteed”.

The liability of Guarantor under this Section 2.1 shall survive any release, termination, satisfaction or foreclosure of the Mortgage or the Borrower Collateral (as defined in the Loan Agreement) or the acceptance of title to the Premises or the Borrower Collateral by a deed in lieu of foreclosure.

In case any covenant and agreement made by Borrower under any Loan Documents has not been performed or any obligation under the Note or other Loan Document shall not have been paid by Borrower when due, Guarantor will, not later than fifteen (15) days after written notice by Lender, perform the same and pay the same, to the amount and to the extent required hereunder. Overdue amounts hereunder shall bear interest at the Default Rate as defined in the Note.

SECTION 2.2.                                 ABSOLUTE OBLIGATIONS.

The obligations of Guarantor under this Guaranty Agreement shall be binding upon Guarantor and Guarantor’s heirs, administrators, representatives, executors, successors and assigns, and shall remain in full force and effect irrespective of any obligations of Borrower on the Note or under the Mortgage or other Loan Documents. The obligations of Guarantor shall not be discharged or impaired by acts, failures or omissions on the part of any holder or holders of the Note whether or not Guarantor has notice, or has agreed to such acts, failures or omissions which might otherwise have the effect of releasing Guarantor, including but not limited to the following acts, failures or omissions:

(a)
any failure to present the Note for payment or to demand payment thereof, or to give Borrower notice of dishonor for nonpayment of the Note or the interest thereon, when and as the same may become due and payable, or notice of any failure on the part of Borrower and/or Guarantor to do any act or thing or to perform or keep any covenant or agreement by it to be done, kept and performed under the terms of the Note or the Mortgage or the other Loan Documents;

(b)
the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustments of, or other similar proceedings affecting Borrower and/or Guarantor or any of their respective assets, or any contest of the validity of this Guaranty Agreement in any such proceeding;

(c)
any release, limitation, discharge, or cessation of the liability of Borrower or any other person for all or any portion of the obligations under any of the Loan Documents or of Guarantor under this Guaranty Agreement due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of this Guaranty Agreement or of any provision of any Loan Document or any term or provision hereof or thereof;

(d)
any defense, setoff, counterclaim, or claim of recoupment, reduction, diminution, discharge, or exoneration, or any other defense of any kind or nature, other than that of prior performance, that Borrower or Guarantor may have or assert, including, but not limited to, any defense of incapacity or lack of authority to enter into  this Guaranty Agreement or any of the other Loan Documents or to perform or pay the liabilities and obligations contained herein or therein, or any defense based on any omission, statute of limitations, failure of consideration, accord and satisfaction, delay or inadequacy, whether entire or partial, respectively, under this Guaranty Agreement or any of the other Loan Documents or the existence of any defense to the enforcement of the Loan Documents;

(e)
any failure or delay in exercising Lender’s rights and/or remedies against Borrower or Guarantor, hereunder or under any of the other Loan Documents. Lender’s release of or refusal to enforce any provision of the Loan Documents, or agreement not to sue Borrower, any suspension of the right to enforce against Borrower its obligations under the Loan Documents or any security interest in or lien upon any collateral granted to Lender under the Loan Documents or any transfer, waiver, subordination, exchange, substitute, recovery, abandonment, compromise, settlement, modification, surrender or release of any security granted to Lender, or any agreement or undertaking of Borrower, Guarantor or any other person; any compromise, extension, renewal of, or settlement of duration or time for payment, discharge, or performance of all or any part of the liabilities or the obligations hereunder, whether made with or without the knowledge or consent of Borrower or Guarantor; any amendment to or modification of, alteration, increase, reduction, compromise of, renewal, extension, refinance of, any of the Loan Documents, any amendment or modification of any documents or agreement relating thereto or any release, surrender, exchange, realization, or compromise of Lender’s rights and remedies with respect to any lien upon or security interest in the collateral granted to Lender under any of the Loan Documents, whether or not any promise by Lender is for any cause void or voidable by Lender at its option;

(f)
the addition of, or release of, any and all other endorsers, guarantors, obligors and other persons liable under the Loan Documents and/or release of the security or any portion thereof or acceptance of additional security for the performance of the obligations under the Loan Documents;

(g)
any agreement by Lender with Borrower or any other person to supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment of Borrower’s obligations under the Loan Documents or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

(h)
any agreement by Lender with Borrower or any other person to supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to the Loan Documents or any of Borrower’s other obligations under the Loan Documents or any part thereof, or any of the Loan Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

(i)
acceptance of new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or any of Borrower’s other obligations under the Loan Documents or any part thereof;

(j)	acceptance of partial payments on Borrower’s obligations under the Loan Documents;

(k)
any agreement to settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise to liquidate or enforce any obligations of Borrower under the Loan Documents, or any security in any manner, or any consent to the transfer of any security and bid and purchase at any sale;

(l)
to the extent permitted by law, any failure of Lender to give notice of sale or other disposition of any collateral to Borrower or Guarantor or any other person or any defect in any notice that may be given in connection with any sale or disposition of collateral; and/or

(m)
to the extent permitted by law, any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any collateral or other security granted to Lender under the Loan Documents, including, without  limitation,  any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security.

Provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of Guarantor shall be absolute and unconditional to the extent herein specified and shall not be discharged, impaired or varied except by the payment of the principal of, prepayment fee (as defined in the Note), if any, and interest on the Note and any other payments due under the Note, the Mortgage and the Loan Documents in accordance with the terms thereof, and then only to the extent of such payment. Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold Guarantor liable hereunder, there shall be no obligation on the part of Lender or any other holder of the Note to resort in any manner or form for payment to Borrower, to any other person, firm or corporation, their properties or estates. All rights of Lender or any other holder of the Note hereunder may be transferred or assigned at any time or from time to time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of the Note, whether with or without the consent of or notice to Guarantor or to Borrower.

Guarantor also agrees that to the extent Borrower makes any payment on the Note or any of the other Loan Documents, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, or is required to be repaid to a trustee, receiver, or any other person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, Borrower’s obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to Guarantor’s obligations hereunder, as if said payment had not been made. The liability of  Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to Lender from any source, that Lender thereafter pays, returns or refunds in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other person.

To the extent permitted by law,  Lender may, at its election, exercise any right or remedy it may have against Borrower, Guarantor or any other person or any security held by Lender, including, without limitation, the right to foreclose upon any such security by one or more foreclosure sales, whether or not every aspect of any such sale is commercially reasonable, without affecting or impairing in any way the liability of Guarantor hereunder, except to the extent the indebtedness has been paid, and Guarantor hereby waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Borrower or any other person or any such security whether resulting from such election by Lender or otherwise. Guarantor hereby waives any defense arising by reason of any disability or other defense of Borrower or any other person or by reason of the cessation from any cause whatsoever (including without limitation any intervention or omission by Lender) of any obligation or liability, either in whole or in part, of Borrower to Lender. Guarantor understands and agrees that if all or any part of any obligation or liability of Borrower to Lender is secured by real property, Guarantor shall be obligated and liable for the full amount of Guarantor’s obligations hereunder notwithstanding foreclosure of such real property by trustee sale, judicial sale or any other reason impairing the right of Guarantor to proceed against Borrower.

SECTION 2.3.                                 ADDITIONAL WAIVERS OF GUARANTOR.

(a)	Financial Condition of Borrower. Guarantor acknowledges that this is a continuing Guaranty Agreement and that Guarantor expressly promises to pay and perform each and every one of Guarantor’s obligations hereunder. Guarantor is fully aware of the operating history of the Premises and the status of the Borrower Collateral. Guarantor delivers this Guaranty Agreement based solely upon Guarantor’s independent investigation of Borrower’s financial condition, and Guarantor assumes full responsibility for obtaining any further information concerning Borrower’s financial condition. Guarantor agrees that Guarantor is now and, during the term of  this Guaranty Agreement, will be responsible for being fully aware of the financial condition of Borrower, the Borrower Collateral and the Premises. Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes, but is not limited to, the possibility that Borrower’s financial condition or its ability to pay its debts as they mature has deteriorated.

(b)
Waiver of Notice. Guarantor hereby waives: (i) presentment and protest, and waives notice of presentment, protest, dishonor, non-payment, non-performance and any similar notice, and waives any delay thereto, with respect to the Loan Documents or any instruments or documents at any time held by Lender in connection with this Guaranty Agreement or the other Loan Documents; (ii) notice of extension, modification, refunding, amendment, addition or supplement to, deletion or departure from, or breach of any of the terms of the Loan Documents (other than this Guaranty Agreement) or the other Loan Documents or any other agreement that may be made relating hereto or thereto; (iii) notice of the occurrence of any default hereunder or the occurrence of any default or Event of Default under any of the Loan Documents, any compromise, release, consent, or other action or inaction with respect to the collateral granted to Lender under any of the Loan Documents or any of the terms and provisions of the Loan Documents; (iv) notice with respect to any exercise or non- exercise by Lender, or any right, power, or remedy under or in respect of the Loan Documents or any security, lien, deposit, pledge, or guaranty held in connection with the liabilities of Borrower under the Loan Documents; (v) notice of acceptance of this Guaranty Agreement and notice that credit has been extended by Lender  in reliance on Guarantor’s guaranty of the obligations of Borrower; (vi) any defense based upon an election of remedies by Lender whether or not the right of Guarantor to proceed against Borrower for reimbursement is affected; (vii) to the extent Guarantor may lawfully do so, any defense based upon any statute or rule which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; and (viii) all defenses which Borrower may now or hereafter have to the payment of the obligations under the Loan Documents which could otherwise be asserted by Guarantor in any defense (other than payment) of any kind which  Guarantor may now or hereafter have with respect to any of the Loan Documents, any other guaranty, or any other collateral securing the obligations under the Loan Documents.

(c)
Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document, Guarantor until one year and one day from the payment and full satisfaction of all amounts due Lender under the Loan Documents and the performance and payment of the Indebtedness Guaranteed, hereby expressly waives with respect to Borrower and any other person, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to  an  accommodation  party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower or any other person in connection with or as a result of Guarantor’s execution, delivery and/or performance of this Guaranty Agreement or any other Loan Document. Guarantor agrees that Guarantor shall not have or assert any such rights against Borrower or its successors and assigns or any other person (including any surety), either directly or as an attempted setoff  to any action commenced against Guarantor by Borrower (as borrower or in any other capacity) or by Lender or by any other person.

Guarantor agrees that to the extent that such claims are not subordinated, by operation of law or otherwise, such claims of Guarantor are hereby subordinated as a claim against Borrower or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such indebtedness, claim or liability will be made or received while any portion of the obligations under the Loan Documents remains due and unpaid, and if any such payment is received by Guarantor, it shall be held in trust for the benefit of Lender and then promptly paid over to Lender for application to the payment  of the obligations under the Loan Documents.

(d)
Independent Obligations, and Waivers. The obligations of Guarantor hereunder are independent of and are not co-extensive with the obligations of Borrower under the Loan Documents. A separate action or actions may be brought and prosecuted by Lender against Guarantor whether or not an action is brought against Borrower or Borrower is joined in any such action or actions and Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement  or  non- enforcement of any such other guaranties or other obligations. Any cause of action that Lender may have against Guarantor shall accrue upon the date Lender makes demand on Guarantor for payment of Guarantor’s obligations hereunder. Without limiting the generality of the foregoing, Guarantor expressly waives the benefit of any statute of limitations, any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided, by the Constitution or laws of the United States of America or the Commonwealth of Massachusetts, both as to itself and to all of its property, real and personal, affecting the liabilities under the Loan Documents or otherwise and expressly agrees that the running of a period of limitation on, or any delay or omission in, Lender’s action against Borrower or in Lender’s enforcement of remedies against Borrower, the collateral granted to Lender under any of the Loan Documents, or any security interest or lien held for  the liabilities under the Loan Documents shall not exonerate or affect Guarantor’s absolute obligation to pay and perform in full Guarantor’s obligations hereunder.

(e)
Bankruptcy and Related Waivers. Guarantor hereby waives to the fullest extent permitted by law, (i) any defense arising as a result of Lender’s election, in any proceeding instituted under the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code, (ii) any defense based on any borrowing or grant or a security interest under Section 364 of the United States Bankruptcy Code, (iii) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (iv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, (v) the avoidance of any lien in favor of Lender for any reason, and (vi) any objection to or defense arising as a result of bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other person, including any discharge of, or bar or stay against collecting, all or any of the liabilities hereunder or under any of the Loan Documents.

(f)
Understandings With Respect to Waivers and Consents. Guarantor warrants  and agrees that each of the waivers and consents of Guarantor set forth in this Guaranty Agreement are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Lender or any other person or against the Premises or the Borrower Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein is determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

ARTICLE III
TERM OF GUARANTY

SECTION 3.1.                                 GUARANTY TERM.

The obligations and liabilities of Guarantor under this Guaranty Agreement shall remain in full force and effect, notwithstanding the release of the Note, the Mortgage or the other Loan Documents, until such time as the Note has been paid in full and the principal, prepayment fee (as defined in the Note), if any, and interest on the Note and all other amounts due and owing Lender under the Loan Documents  have been paid in full and all  obligations of Borrower have been performed in full.

ARTICLE IV
MISCELLANEOUS

SECTION 4.1.                                 NO TRANSFER.

Guarantor covenants that Guarantor will not transfer any of its assets for the purpose of preventing Lender from satisfying any judgment rendered under this Guaranty Agreement therefrom, either before or after the entry of any such judgment.

SECTION 4.2.                                 FINANCIAL STATEMENTS.

Guarantor shall submit such financial and other information as provided in Section 5.06 of the Loan Agreement.

SECTION 4.3.                                 UNCONDITIONAL OBLIGATIONS.

The obligations of Guarantor hereunder shall arise absolutely and unconditionally when the Note shall have been delivered to Lender.

SECTION 4.4.                                 AMENDMENTS.

This Guaranty Agreement may be amended and the observance of any term of this Guaranty Agreement may be waived with (and only with) the written consent of Guarantor and Lender (or the holder or holders of the Note).

SECTION 4.5.                                 ENTIRE AGREEMENT.

This Guaranty Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

SECTION 4.6.                                 SEVERABILITY.

In case any one or more of the provisions contained in this Guaranty Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 4.7.                                 SUCCESSORS AND ASSIGNS.

This Guaranty Agreement shall be binding upon Guarantor and Guarantor’s heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of Lender and its successors and assigns as holder of the Note.

SECTION 4.8.                                 GOVERNING LAW.

This Guaranty Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

SECTION 4.9.                                 JURISDICTION AND NOTICES.

The Guarantors submit and consent to personal jurisdiction in the Commonwealth of Massachusetts for the enforcement of this Guaranty Agreement and waive any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the Commonwealth of Massachusetts for the purposes of litigation to enforce this Guaranty Agreement. Litigation may be commenced either in the court of general jurisdiction of such state or the United States District Court for the district in that state, at the election of the Lender. In the event that such litigation is commenced in lieu of personal service, service of process may be made, and personal jurisdiction over the Guarantors obtained, by the mailing of a copy of any summons and complaint, U.S. Mail, Certified Mail, Return Receipt Requested, or any other method provided under the laws of the jurisdiction for service of process in a civil action, to the Guarantors at the addresses shown below, or the last address of which Lender has received notice. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by the Guarantors, or against the Guarantors personally, or against any property of the Guarantors, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement as to the laws of the state which shall govern the rights and obligations of the Guarantors and Lender hereunder or of the submission made by the Guarantors to personal jurisdiction with the Commonwealth of Massachusetts. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process  now or hereafter provided by the laws of the state where an action on this Guaranty Agreement is commenced.

Address:	TechPrecision Corporation
Saucon Valley Plaza
3477 Corporate Parkway, Suite 140
Center Valley, Pennsylvania 18034
Attention: Richard F. Fitzgerald, CFO
Telephone:	484.693.1702
Fax:	267.373.1640
Email:	fitzgeraldr@techprecision.com

SECTION 4.10.                                           ENFORCEMENT COSTS.

If (i) this Guaranty Agreement is delivered to an attorney for the purpose of enforcing the obligations hereunder or any of them through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty Agreement; or (iii) an attorney is retained to represent Lender in any other proceedings whatsoever in connection with this Guaranty Agreement, then Guarantor shall pay to Lender all reasonable attorneys’ and paralegals’ fees and costs,  including without limitation fees and costs incurred in litigation, mediation, arbitration, administrative, and bankruptcy proceedings and appeals therefrom, court costs, filing fees, recording costs, expenses for telephone calls and facsimile transmissions, travel expenses, photocopies, expenses of sale of foreclosure, title insurance premiums, accountant’s fees, appraisal fees, environmental investigation costs, out of court settlement fees and expenses and all other costs and expenses incurred in connection therewith, in addition  to  all  other amounts due hereunder. Such costs shall be paid Lender whether or not an action is actually commenced against Guarantor by reason of any breach of Guaranty Agreement.

SECTION 4.11.                                           PREJUDGMENT REMEDY WAIVER .

GUARANTOR HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE TRANSACTION TO WHICH THE LOAN DOCUMENTS RELATE IS A "COMMERCIAL TRANSACTION" AS DEFINED BY THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES BORROWER OR LENDER MAY EMPLOY TO ENFORCE ITS  RIGHTS  AND  REMEDIES  HEREUNDER. GUARANTOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BORROWER’S OR LENDER’S ATTORNEY, AND BORROWER AND LENDER ACKNOWLEDGE GUARANTOR’S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. GUARANTOR FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF BORROWER OR LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY BORROWER OR LENDER AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY BORROWER OR LENDER BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF GUARANTOR OR ANY OTHER OBLIGATED PARTY  TO ANY ACTION BROUGHT BY BORROWER OR LENDER.

SECTION 4.12.                                           JURY TRIAL.

NEITHER BORROWER, LENDER, GUARANTOR OR ANY OTHER PERSON OR ENTITY LIABLE FOR THE INDEBTEDNESS EVIDENCED BY THE NOTE, OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF LENDER, BORROWER, GUARANTOR OR ANY OTHER PERSON OR ENTITY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS GUARANTY AGREEMENT, THE MORTGAGE, THE NOTE OR ANY INSTRUMENT SECURING THE NOTE, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NEITHER LENDER, BORROWER, GUARANTOR OR ANY OTHER PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THE PROVISIONS HEREOF

SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY LENDER THAT THE PROVISIONS OF THIS PARAGRAPH CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH LENDER HAS RELIED,  IS  RELYING AND WILL RELY IN MAKING THE LOAN. BORROWER ACKNOWLEDGES THAT IT HAS CONSULTED WITH AN ATTORNEY AND FULLY UNDERSTANDS THE LEGAL EFFECT OF THE PROVISIONS OF THIS PARAGRAPH.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN  WITNESS  WHEREOF,  Guarantor  has  caused  this  Guaranty  Agreement  to  be executed as of the day and year first above written.

TECHPRECISION CORPORATION
a Delaware corporation

By:	/s/ Richard F. Fitzgerald
	Name:	Richard F. Fitzgerald
	Its:	Chief Financial Officer

THE COMMONWEALTH OF PENNSYLVANIA	§
§ ss.
COUNTY OF CHESTER	§

On this 18th day of December, 2014, personally appeared Richard F. Fitzgerald, Chief Financial Officer of TECHPRECISION CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed in his capacity as such Chief Financial Officer, and the free act and deed of TECHPRECISION CORPORATION before me.

/s/ Diane V. DiFulvio
Name: Diane V. Difulvio
Commissioner of the Superior Court/
Notary Public,
My Commission Expires:

[Signature Page to Guaranty Agreement]